EXECUTION VERSION AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT, dated as of April 29, 2020 (this “Amendment”), which amends that certain Term Loan Credit Agreement, dated as of August 2, 2019 (as in effect prior to this Amendment, the “Existing Credit Agreement”) by and among TECH DATA CORPORATION, a Florida corporation, as borrower (the “Borrower”), the lenders party thereto from time to time (the “Lenders”), MIZUHO BANK, LTD., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents and parties thereto. W I T N E S S E T H : WHEREAS, the parties hereto now desire to amend the Existing Credit Agreement to (i) permit certain transactions in connection with the Restructuring Transactions (as defined below) and (ii) make certain other modifications. WHEREAS, the Loan Parties request the consent of the Required Lenders and the acknowledgment of the Administrative Agent to the following transactions as described to the Administrative Agent and the Required Lenders in writing prior to the date hereof (collectively, the “Restructuring Transactions”) in connection with tax planning and tax reorganization: (i) transfers by the Borrower and/or other Loan Parties of certain equity interests and intercompany indebtedness, (ii) the issuance by the Borrower and/or its direct or indirect wholly-owned Subsidiaries of certain intercompany indebtedness, (iii) the making of Investments by the Borrower and/or its direct or indirect wholly-owned Subsidiaries in the form of loans and capital contributions in Foreign Subsidiaries and (iv) related transactions. THEREFORE, the parties hereto, constituting the Borrower, the Administrative Agent and the Required Lenders, agree as follows: SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Amended Credit Agreement has the meaning assigned to such term in the Amended Credit Agreement. Each reference in the Existing Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Existing Credit Agreement shall, from the Amendment No. 1 Effective Date, refer to the Existing Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”). For the avoidance of doubt, this Amendment shall constitute a “Loan Document” for all purposes under the Amended Credit Agreement and the other Loan Documents. SECTION 2. Amendments. Effective as of the Amendment No. 1 Effective Date (as defined below): [AM_ACTIVE 402046838_2]

(a) Section 1.01 of the Existing Credit Agreement is hereby amended to add the following defined terms in appropriate alphabetical order: “Amendment No. 1” means Amendment No. 1 to Term Loan Credit Agreement, dated as of April 29, 2020. “Restructuring Transactions” has the meaning assigned to such term in Amendment No. 1. (b) Section 8.02 of the Existing Credit Agreement is hereby amended to (i) delete the word “and” appearing as the last word in Section 8.02(l), (ii) replace the period appearing at the end of Section 8.02(m) with “; and” and (iii) add the following clause (n) to the end of such Section 8.02: (n) the Borrower and any direct or indirect wholly-owned Subsidiary may consummate the Restructuring Transactions. (c) Section 8.05 of the Existing Credit Agreement is hereby amended to (i) delete the word “and” appearing as the last word in Section 8.05(f), (ii) replace the semicolon appearing at the end of Section 8.05(g) with “; and” and (iii) add the following clause (h) immediately after clause (g) in such Section 8.05: (h) the Borrower and any direct or indirect wholly-owned Subsidiary may consummate the Restructuring Transactions. SECTION 3. Consent to Restructuring Transactions. At the request of the Loan Parties, and subject to the terms and conditions set forth herein, the Administrative Agent and Lenders constituting the Required Lenders hereby waive the application of any provision of the Amended Credit Agreement and any of the other Loan Documents which would otherwise restrict the Restructuring Transactions or require the utilization of a dollar based “basket” in the Existing Credit Agreement, and the Administrative Agent and each Lender party hereto hereby expressly consents to the consummation of the Restructuring Transactions and the Restructuring Transactions (including any Restructuring Transactions that have occurred on or prior to the Amendment No. 1 Effective Date) shall be permitted without requiring the utilization of any dollar based “basket” in the Amended Credit Agreement. The foregoing consents and waivers in this Section 3 are solely with respect to the Restructuring Transactions, and shall not be deemed to be a consent to or waiver of, or an obligation or agreement to consent or waive, any other provisions of the Amended Credit Agreement in respect of any other transactions at any time proposed by any Loan Party. SECTION 4. Representations of the Borrower. By its execution of this Amendment, the Borrower hereby represents and warrants that (a) it has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform any obligations under this Amendment (including, without limitation, to reaffirm its obligations under the Existing Credit Agreement as amended hereby) and (b) this Amendment has 2 [AM_ACTIVE 402046838_2]

been duly executed and delivered by the Borrower, and this Amendment, and the Existing Credit Agreement as amended hereby, constitutes a legal, valid and binding obligation thereof, enforceable against the Borrower in accordance with its terms. SECTION 5. Effectiveness of Amendments. This Amendment shall become effective on the date hereof upon receipt by the Administrative Agent of a signed counterpart of this Amendment from each of (x) the Borrower, (y) the Required Lenders and (z) the Administrative Agent (such date, the “Amendment No. 1 Effective Date”). SECTION 6. Certain Consequences Of Effectiveness. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, any Guarantor or any other party under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents. (b) Except as expressly set forth herein, nothing herein shall be deemed to entitle the Borrower or any Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or Amended Credit Agreement on any future occasion. (c) By signing this Amendment, the Borrower hereby acknowledges and reaffirms, as of the date hereof, that (i) the obligations of each of the Loan Parties under the Amended Credit Agreement and the other Loan Documents (as amended hereby) constitute Obligations and are entitled to the benefit of the guarantees set forth in the Facility Guaranty and the benefits set forth in each Loan Document and (ii) the Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. SECTION 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery by electronic means (including facsimile or “pdf”) of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart hereof. [Remainder of Page Intentionally Empty] 3 [AM_ACTIVE 402046838_2]

Acknowledged and agreed: MIZUHO BANK, LTD., as Administrative Agent and as a Lender By: Name: Tracy Rahn Title: Executive Director [Amendment No. 1 to Term Loan Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender By:�� Name: Dan Beckwith Title: Senior Vice President [Amendment No. 1 to TermLoan Credit Agreement]

TD BANK, N.A., as a Lender By: Name: Matt Waszmer Title: Senior Vice President [Amendment No. 1 to Term Loan Credit Agreement]

MUFG BANK, LTD., as a Lender By: Name: Lillian Kim Title: Director [Amendment No. 1 to Term Loan Credit Agreement]